UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 23, 2012 (February 15, 2012)

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228 (COMMISSION FILE NUMBER)	66-071-6485 (I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On February 15, 2012, General Maritime Corporation (the “Company”) entered into a waiver (the “Waiver”), dated as of February 14, 2012, to its Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 17, 2011, among the Company, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of the Company party thereto, the financial institutions party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent (the “DIP Facility”). Pursuant to the DIP Facility, the Company is required to have minimum EBITDA for the period commencing on November 1, 2011 through and including December 31, 2011 of at least $2,115,000.  It did not meet such minimum EBITDA requirement for such period and may not meet the minimum EBITDA requirement of $4,600,000 for the period commencing on November 1, 2011 through and including January 31, 2012.  The Waiver waives the minimum EBITDA covenant for the period commencing on November 1, 2011 through and including December 31, 2011 and for the period commencing on November 1, 2011 through and including January 31, 2012.

After giving effect to the Waiver, the Company is in compliance with the DIP Facility.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.            Description
10.1
Waiver and First Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of February 14, 2012, among General Maritime Corporation, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of the Company party thereto, the financial institutions party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President and Chief Financial Officer

Date: February 23, 2012

EXHIBIT INDEX

Exhibit No.            Description
10.1
Waiver and First Amendment to Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of February 14, 2012, among General Maritime Corporation, General Maritime Subsidiary Corporation and General Maritime Subsidiary II Corporation, as borrowers, the other subsidiaries of the Company party thereto, the financial institutions party thereto, and Nordea Bank Finland plc, New York Branch, as administrative agent and collateral agent.